AMENDED AND RESTATED PROMISSORY NOTE

$ 5,633,053.00                                                  October 28, 2005
                                                         Oklahoma City, Oklahoma

      FOR VALUE RECEIVED, the undersigned SHUMATE MACHINE WORKS, INC., a Texas corporation ("Machine"), and SHUMATE INDUSTRIES INC. (formerly EXCALIBUR INDUSTRIES, INC.), a Delaware corporation ("Industries") (Machine and Industries are collectively referred to herein as the "Borrowers"), jointly and severally promise to pay to the order of STILLWATER NATIONAL BANK AND TRUST COMPANY, and its successors and assigns (the "Lender") at 1500 South Utica Avenue, Tulsa, Oklahoma 74104, or at such other place as may be designated in writing by the Lender, the principal sum of FIVE MILLION SIX HUNDRED THIRTY THREE THOUSAND FIFTY THREE DOLLARS ($5,633,053.00), or so much thereof which is currently outstanding together with interest hereon at the interest rates hereinafter stated, payable as set forth below. This Note is an amendment, modification and restatement of SNB Note Nos. 5195802, 5198301, 5423900, 550600, 5528400,
5732800, and 5831900 (the "Original Notes") which Original Notes are not being repaid or refinanced by virtue of the issuance and acceptance of this instrument. It is the intent of the Borrowers and Lender that the Indebtedness of this instrument shall be a continuance of the Indebtedness of the Original Notes.

      Unless otherwise defined herein, all terms defined or referenced in that certain Loan Agreement of even date herewith between the Borrowers and the Lender (the "Loan Agreement") will have the same meanings herein as therein.

      Interest on this Note will be paid at the interest rate equal to the Prime Rate plus two percent (2%) per annum, adjusted on each day on which a change in the Prime Rate occurs (the "Interest Rate"). "Prime Rate" means the prime rate as published in the "Money Rates" Section of the Wall Street Journal, which rate is not necessarily the lowest rate of interest charged by the Lender. All interest hereon shall be calculated for the actual number of days elapsed at a per diem charge based on a year consisting of 360 days.

      Payments on this Note will be paid monthly, commencing on November 30, 2005, with payments on the last day of each calendar month thereafter. The first six (6) payments will be for interest only. Thereafter, principal and interest payments will be payable for twenty-four (24) months based on a one hundred twenty (120) month amortization. The entire unpaid principal balance of this Note and all accrued interest hereon will be due and payable on April 19, 2008 (the "Maturity Date").

      This Note is executed and delivered in connection with, and subject to the terms and conditions contained in, the Loan Agreement. Payments hereunder may, at the option of the Lender, be recorded on this Note or on the books and records of the Lender and will be prima facie evidence of said payments and the unpaid balance of this Note. All payments will first be applied to the payment of accrued interest and the balance will be applied in reduction of the principal balance hereof provided that no payment will be applied to this Note until received by the Lender in collected funds.

      The Borrowers will have the right to prepay this Note in whole or in part at any time and from time to time without premium or penalty.

      If a payment owing hereunder is more than ten (10) days late, the Borrowers will be charged ten percent (10%) of such unpaid payment or $500.00, whichever is less, as a late charge, or in the alternative, at the Lender's option, while any Default exists hereunder or under the Loan Agreement or in the performance or observance of any of the terms, covenants or conditions of this Note or any of the documents evidencing or securing this Note or of any instrument now or hereafter securing the payment of the indebtedness evidenced hereby, the entire unpaid principal balance hereof shall bear interest at the per annum rate equal to six percent (6%) in excess of the then current interest rate payable hereunder, but not less than fifteen percent (15%). During the existence of any such Default, the Lender may apply payments received on any amounts due hereunder, or under the terms of any instrument now or hereafter evidencing or securing such indebtedness, as the Lender may determine, and if the Lender so elects, notice of election being expressly waived, the principal hereof remaining unpaid, together with accrued interest, shall at once become due and payable. Any and all additional interest at the rate provided in this paragraph which has accrued shall be payable at the time of, and as a condition precedent to, the curing of any Default.

      The Borrowers jointly and severally agree that if, and as often as, this
Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights hereunder or under any instrument securing payment of this Note, the Borrowers will pay the Lender's reasonable attorneys' fees and expenses, all court costs and all other reasonable expenses incurred by the Lender in connection therewith.

      This Note is issued by the Borrowers and accepted by the Lender pursuant to a lending transaction negotiated, consummated, and to be performed in Oklahoma. Payment of this Note is secured by a certain Security Agreement of even date herewith (the "Security Agreement"). This Note is to be construed according to the internal laws of the State of Oklahoma. All actions with respect to this Note, the Security Agreement or any other instrument securing payment of this Note may be instituted in the state or federal courts in Tulsa County, Oklahoma, or Oklahoma County, Oklahoma, as the Lender may elect, and by execution and delivery of this Note, the Borrowers jointly and severally irrevocably and unconditionally submit to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (a) any objection the Borrowers might now or hereafter have to the venue in any such court; and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

      On the failure to pay any principal or interest when due hereunder, or under certain other promissory notes (as defined or described in the Loan Agreement), or on the occurrence of any Default under the Loan Agreement, as defined or described therein, at the option of the Lender, the entire indebtedness evidenced by this Note will become immediately due, payable and collectible then or thereafter as the Lender might elect, regardless of the date of maturity hereof. Failure by the Lender to exercise such option will not constitute a waiver of the right to exercise the same in the event of any subsequent Default.


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

      The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the security for the payment hereof or release of any party liable for the payment of this obligation. Any such extension or release may be made without notice to any such party and without discharging such party's liability hereunder.

      IN WITNESS WHEREOF, the Borrowers and Lender have executed this instrument effective the date first above written.


                                        SHUMATE MACHINE WORKS, INC., a Texas
                                        corporation

                                        By: /s/ Matthew C. Flemming
                                            ------------------------------------
                                        Name: Matthew C. Flemming
                                              ----------------------------------
                                        Title: Chief Financial Officer
                                               ---------------------------------


                                        SHUMATE INDUSTRIES, INC. (formerly
                                        EXCALIBUR INDUSTRIES, INC.), a Delaware
                                        corporation

                                        By: /s/ Matthew C. Flemming
                                            ------------------------------------
                                        Name: Matthew C. Flemming
                                              ----------------------------------
                                        Title: Chief Financial Officer
                                               ---------------------------------

                                        (the "Borrowers")


                                        STILLWATER NATIONAL BANK AND TRUST
                                        COMPANY, a national banking association

                                        By: /s/ Michael Mattson
                                            ------------------------------------
                                        Name: Michael Mattson
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        (the "Lender")


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